UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2025

NEW HORIZON AIRCRAFT LTD.

(Exact name of registrant as specified in its charter)

British Columbia	001-41607	98-1786743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3187 Highway 35, Lindsay, Ontario	K9V 4R1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (613) 866-1935

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Ordinary Shares, no par value	HOVR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	HOVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Summary of Proposals Submitted to Shareholders

On February 26, 2025, New Horizon Aircraft Ltd. (the “Company”) held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, the following proposal was submitted to the shareholders of the Company, as set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 4, 2025 (the “Proxy Statement”):

Conversion Proposal: The approval, in accordance with Nasdaq Listing Rule 5635, of the option to convert certain Series A preferred shares (the “Series A Preferred Shares”) and the issuance of the Company’s Class A ordinary shares without par value (“Class A Ordinary Shares”) underlying such Series A Preferred Shares, which Series A Preferred Shares were issued in connection with an offering of securities of the Company that occurred on December 19, 2024 (the “Conversion Proposal”).

Voting Results

On the record date, there were 31,230,914 Class A Ordinary Shares issued and outstanding, of which 27,021,972 Class A Ordinary Shares, entitled to 27,021,972 votes in the aggregate, were entitled to vote on the Conversion Proposal. Of the 27,021,972 votes that were eligible to be cast by holders of Class A Ordinary Shares at the Special Meeting, 10,622,026 votes, or approximately 39.3% of the total eligible votes, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect to the Conversion Proposal is set forth below:

Conversion Proposal:

The Company’s shareholders approved the option to convert certain Series A Preferred Shares and the issuance of the Company’s Class A Ordinary Shares underlying such Series A Preferred Shares, which Series A Preferred Shares were issued in connection with an offering of securities of the Company that occurred on December 19, 2024. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,271,382	331,441	19,203	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZON AIRCRAFT LTD.

Date: February 26, 2025	By:	/s/ E. Brandon Robinson
	Name:	E. Brandon Robinson
	Title:	Chief Executive Officer

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